SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 19, 2003


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-25148                 11-2974651
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                 File No.)            Identification No.)


425B Oser Avenue, Hauppauge, New York                                   11788
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (631) 231-1177


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On March 19, 2003, Global Payment Technologies, Inc. ("GPT"), announced that Stephen Katz resigned from his position as the Company's Chief Executive Officer, effective immediately. The Board of Directors of GPT has appointed Martin H. Kern, a director of GPT since March 1998, to serve as acting Chief Executive Officer until a new Chief Executive Officer is hired.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Exhibits
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           99.1         Press Release dated March 19, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2003

                                     GLOBAL PAYMENT TECHNOLOGIES, INC.


                                     By: /s/ Thomas McNeill
                                        -------------------------------------
                                        Name:  Thomas McNeill
                                        Title: Vice President, Chief Financial
                                               Officer and Secretary

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                                  EXHIBIT INDEX

                  EXHIBIT NO.         DESCRIPTION
                  -----------         -----------
                  99.1                Press Release dated March 19, 2003